Exhibit 99.1

News Release

Contact:
Brad Cohen
Public Relations
Quantum Corp.
+1 (408) 944-4044
brad.cohen@quantum.com

Brinlea Johnson or Allise Furlani
Investor Relations
The Blueshirt Group
+1 (212) 331-8424 or +1 (212) 331-8433
brinlea@blueshirtgroup.com or allise@blueshirtgroup.com

For Release: Feb. 16, 2018 1:15 p.m. PST

Quantum Receives NYSE Notification Related to Late Filing of Form 10-Q

SAN JOSE, Calif. - Feb. 16, 2018 - Quantum Corp. (NYSE: QTM) today announced that on Feb. 15, 2018, the New York Stock Exchange notified the company that it is not in compliance with the NYSE’s continued listing standard because the company has not timely filed Form 10-Q for its fiscal third quarter 2018 ended Dec. 31, 2017. As previously announced, Quantum’s audit committee is conducting an independent investigation of accounting matters related to revenue recognition, and the company intends to release its fiscal third quarter 2018 earnings results and file the associated Form 10-Q as soon as practicable following the completion of the audit committee’s investigation.

Under NYSE rules, Quantum has six months from receipt of the notification to comply with the listing standard. It can regain compliance at any time during this six-month period by filing the Form 10-Q. In the meantime, Quantum’s stock will continue to be listed on the NYSE, subject to compliance with other continued listing requirements.

The NYSE notification has no impact on the company’s business operations.

About Quantum
Quantum is a leading expert in scale-out tiered storage, archive and data protection, providing solutions for capturing, sharing, managing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. Quantum’s end-to-end, tiered storage foundation enables customers to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.
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Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Specifically, but without limitation, the statements that: i) the company intends to release its fiscal third quarter 2018 earnings results and file the associated Form 10-Q as soon as practicable following the completion of the audit committee’s investigation; ii) under NYSE rules, Quantum has six months from receipt of the notification to comply with the listing standard; iii) Quantum can regain compliance at any time during this six-month period by filing the Form 10-Q; and iv) Quantum’s stock will continue to be listed on the NYSE, subject to compliance with other continued listing requirements are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statements. More detailed information about these risk factors are set forth in Quantum’s filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 1, 2017 and in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2017. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.